[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) STRATEGIC
                INCOME SERIES
                (FORMERLY KNOWN AS MFS(R) GLOBAL GOVERNMENTS SERIES)

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) STRATEGIC INCOME SERIES(SM)
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Peter C. Vaream*                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch- tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.
(2) Source: Thomson Wealth Management.
(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of 2.12%, and Service Class shares 2.08%. These returns, which include the reinvestment of any dividend and capital gains distributions, compare to returns over the same period of 9.85%, 3.26%, and -4.84%, respectively, for the series' benchmarks, the Salomon Brothers World Government Bond Index, the Lehman Brothers Government/Credit Index, and the Lehman Brothers High Yield Bond Index. The Salomon Brothers World Government Bond Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years. The Lehman Brothers Government/Credit Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity.

OPPORTUNITIES IN A CHALLENGING ENVIRONMENT
Over the period, we saw a challenging investment environment brought on by weak corporate earnings, fears of further terrorist attacks, political unrest overseas, and a crisis in investor confidence sparked by several high-profile corporate accounting scandals. In our view, this created an environment in which investors have been more risk averse and have sought out higher-quality investment options. Mortgages and government agency securities were two areas that benefited from this trend and contributed positively to performance over the period.

Performance of our high-grade and high-yield corporate holdings was mixed for the period. We selectively increased our allocation to high-grade corporate bonds, favoring companies with very positive fundamentals, particularly those that were paying down debt and that we felt were potential candidates for credit upgrades. On the high-yield side, our investments in the manufacturing sector helped performance, while our high-yield securities in the cable industry underperformed. There has been a heightened awareness of the need for corporate governance, and this trend has impacted some companies that have not been as diligent as others.

OVERSEAS HOLDINGS
Abroad, we continued to favor bonds offered by the dollar-bloc countries, due to their more stable economies. These holdings contributed positively to performance and included issues of the United States and Canada. Emerging market bonds also were strong performers over the period, particularly those from Russia, Mexico, and Korea. Emerging market countries such as these have continued to show improving fiscal discipline and to institute fiscal reforms.

POTENTIAL FOR RATE INCREASES
Over the past several quarters, the portfolio has been overweighted in shorter-term securities, which performed well as short-term rates fell in 2001 and long-term rates remained relatively stable. Looking ahead, however, we see the potential for longer maturities to outperform as anticipation of a Federal Reserve Board (Fed) interest rate hike -- which would raise the yields and lower the prices of short-term issues -- begins to be a factor. As we see the potential for rate hikes increasing, we expect to adjust the portfolio accordingly, repositioning our holdings to favor longer maturities.

OUTLOOK AND POSITIONING
In our view, the economic recovery may remain sluggish for some time. In this environment, we anticipate that our strategy will be to remain well diversified. We plan to grow our mortgage-backed and agency holdings on an opportunistic basis as valuations become attractive.

We also plan to continue to invest in a good balance of high-grade and high-yield corporate bonds. We think large manufacturing companies have the potential to perform well, now that the U.S. economy has begun to show signs of strengthening. In an uncertain corporate environment, we will continue to remain focused on bottom-up security selection.

We expect to trim our emerging market exposure a bit, in favor of better opportunities elsewhere. We have also been finding European government bonds attractive, for two main reasons: we expect economic growth in Europe to be slower than growth in the United States, and we believe that the growth of budget deficits in Europe will be capped by European Union Limits.

Regarding the U.S. Treasury market, we would argue that investor expectation of a rate hike has already been factored into the bond market. Therefore, while rates in general remain difficult to predict and could drift higher, we do not foresee a Fed rate hike having a big negative effect on the bond market, particularly in such a low inflation environment.

    Respectfully,

/s/ Peter C. Vaream

    Peter C. Vaream
    Portfolio Manager

Notes to Shareholders: Effective May 1, 2002, the series' name changed from MFS(R) Global Governments Series to MFS(R) Strategic Income Series.

Also effective May 1, 2002, Peter C. Vaream became the sole manager of the series. Previously, he had co-managed the series with James T. Swanson.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Peter C. Vaream is Vice President of MFS Investment Management(R) (MFS(R)) and manages the investment-grade bond, government securities and global governments portfolios of our mutual funds, variable annuities and institutional accounts. He is a member of the MFS Fixed Income Strategy Group.

Peter joined MFS in 1992 and became a portfolio manager in 1993. Previously, he was Vice President in the Fixed Income Department at The First Boston Corp. from 1986 to 1992. Prior to that, he served as a corporate financial analyst.

Peter earned a bachelor's degree in finance from New York University. He is a member of the Lehman Brothers Index Advisory Council.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks high current income by investing in fixed-income securities. Its secondary objective is to provide significant capital appreciation. Prior to May 1, 2002, the series' investment objective was to provide income and capital appreciation.

Commencement of investment operations: June 14, 1994
Class inception: Initial Class June 14, 1994
                 Service Class May 1, 2000

Size: $50.5 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS
                                                       6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +2.12%           +6.56%          +12.66%          +18.75%          +39.98%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                --             +6.56%          + 4.05%          + 3.50%          + 4.27%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                       6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +2.08%           +6.43%          +11.96%          +18.01%          +39.11%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                --             +6.43%          + 3.84%          + 3.37%          + 4.19%
-----------------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, June 14, 1994, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Bonds - 97.8%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 79.6%
  Advertising & Broadcasting - 1.7%
    Chancellor Media Corp., 8.125s, 2007                                $   500           $   487,500
    Echostar Dbs Corp., 9.125s, 2009                                         88                80,520
    Panamsat Corp., 8.5s, 2012                                              210               193,200
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                         80                82,400
                                                                                          -----------
                                                                                          $   843,620
-----------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.7%
    Bank America Corp., 7.4s, 2011                                      $   444           $   485,523
    Credit Suisse First Boston USA, 6.5s, 2012                              384               388,550
    GS Escrow Corp., 7s, 2003                                               473               490,701
                                                                                          -----------
                                                                                          $ 1,364,774
-----------------------------------------------------------------------------------------------------
  Containers - 0.5%
    Silgan Holdings, Inc., 9s, 2009##                                   $   225           $   231,750
-----------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 6.0%
    Amresco Commercial Mortgage Funding I Corp., 7s, 2029               $   336           $   306,682
    DLJ Commercial Mortgage Corp., 0s, 2005 (Interest Only)              29,000               657,668
    Residential Funding Mortgage Sec Inc., 6s, 2016                       1,202             1,218,659
    Small Business Administration, 6.35s, 2021                              239               248,929
    Tiaa Retail Commercial Mortgage Trust, 7.17s, 2032                      565               600,465
                                                                                          -----------
                                                                                          $ 3,032,403
-----------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    L 3 Communications Corp., 7.625s, 2012                              $   140           $   140,350
-----------------------------------------------------------------------------------------------------
  Energy - Independent - 0.7%
    Devon Financing Corp., 6.875s, 2011                                 $   333           $   346,798
-----------------------------------------------------------------------------------------------------
  Entertainment - 1.2%
    AOL Time Warner Inc., 7.7s, 2032                                    $   237           $   210,899
    Time Warner Entertainment Co. LP, 8.875s, 2012                          396               418,983
                                                                                          -----------
                                                                                          $   629,882
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 2.3%
    Ford Motor Credit Co., 7.375s, 2009                                 $   220           $   223,324
    General Electric Capital Corp., 6s, 2012                                535               532,462
    General Mtrs Acceptance Corp., 7s, 2012                                 411               411,617
                                                                                          -----------
                                                                                          $ 1,167,403
-----------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.6%
    Burns Philp Capital Pty Ltd., 9.75s, 2012                           $   330           $   326,700
-----------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.2%
    Meadwestvaco Corp., 6.85s, 2012                                     $    90           $    93,406
    Weyerhaeuser Co., 7.375s, 2032                                          506               512,290
                                                                                          -----------
                                                                                          $   605,696
-----------------------------------------------------------------------------------------------------
  Gaming - 1.2%
    Coast Hotels & Casinos, Inc., 9.5s, 2009                            $   115           $   120,750
    Park Place Entertainment Corp., 8.875s, 2008                            455               468,650
                                                                                          -----------
                                                                                          $   589,400
-----------------------------------------------------------------------------------------------------
  Home Construction - 0.9%
    D. R. Horton, Inc., 8s, 2009                                        $   240           $   238,800
    Williams Scotsman, Inc., 9.875s, 2007                                   250               238,750
                                                                                          -----------
                                                                                          $   477,550
-----------------------------------------------------------------------------------------------------
  Lodging - 1.0%
    HMH Properties, Inc., 8.45s, 2008                                   $   250           $   245,000
    Starwood Hotels & Resorts, 7.875s, 2012                                 250               245,000
                                                                                          -----------
                                                                                          $   490,000
-----------------------------------------------------------------------------------------------------
  Machinery - 1.5%
    Kennametal Inc., 7.2s, 2012                                         $   523           $   522,617
    New Terex Corp., 8.875s, 2008                                           230               233,450
                                                                                          -----------
                                                                                          $   756,067
-----------------------------------------------------------------------------------------------------
  Media - Cable - 1.1%
    Adelphia Communications Corp., 8.375s, 2008                         $   500           $   200,000
    Charter Communications Holdings, 8.625s, 2009                           255               170,850
    Mediacom Broadband & Media LLC, 11s, 2013                               225               210,375
                                                                                          -----------
                                                                                          $   581,225
-----------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.5%
    American Med International NV, 0s, 2002                             $   176           $   175,340
    Fisher Scientific International Inc., 8.125s, 2012                      120               119,400
    Tenet Healthcare Corp., 6.875s, 2031                                    455               447,900
                                                                                          -----------
                                                                                          $   742,640
-----------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Valero Energy Corp., 6.875s, 2012                                   $   114           $   117,250
    Valero Energy Corp., 7.5s, 2032                                         289               289,981
                                                                                          -----------
                                                                                          $   407,231
-----------------------------------------------------------------------------------------------------
  Pollution Control - 1.2%
    Allied Waste North America, Inc., 10s, 2009                         $   250           $   245,645
    Waste Management Inc. Delaware, 6.5s, 2008                              369               373,304
                                                                                          -----------
                                                                                          $   618,949
-----------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    Hollinger International Publishing, 9.25s, 2007                     $   500           $   515,000
-----------------------------------------------------------------------------------------------------
  Steel - 0.4%
    Alaska Steel Corp., 7.75s, 2012                                     $   180           $   179,100
-----------------------------------------------------------------------------------------------------
  Stores - 1.0%
    Yum Brands Inc., 7.7s, 2012                                         $   493           $   493,000
-----------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Fleming Cos Inc., 9.25s, 2010                                       $   240           $   236,400
-----------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 41.5%
    FHLMC, 4.5s, 2004                                                   $ 1,000           $ 1,028,930
    FNMA, 7.125s, 2005                                                    1,347             1,468,338
    FNMA, 5.75s, 2010                                                       150               153,740
    FNMA, 6.5s, 2031                                                        872               202,289
    FNMA, 6.5s, 2031                                                      7,159             7,309,705
    GNMA, 6.5s, 2028                                                      1,499             1,532,187
    GNMA, 7s, 2031                                                        2,277             2,362,042
    GNMA, 6.5s, 2032                                                      1,998             2,042,428
    GNMA, 7s, 2032                                                        3,666             3,812,412
    Student Loan Marketing Assn., 4.75s, 2004                             1,000             1,028,620
                                                                                          -----------
                                                                                          $20,940,691
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 5.0%
    U.S. Treasury Bonds, 0s, 2023                                       $    11           $     3,231
    U.S. Treasury Bonds, 5.375s, 2031                                     1,164             1,139,800
    U.S. Treasury Notes, 4.625s, 2006                                       765               787,950
    U.S. Treasury Notes, 3.375s, 2007                                       556               578,296
                                                                                          -----------
                                                                                          $ 2,509,277
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.2%
    Firstenegy Corp., 5.5s, 2006                                        $   204           $   198,670
    Midland Funding Corp. I, 10.33s, 2002                                    24                23,479
    Niagara Mohawk Power Corp., 8.77s, 2018                                 242               251,365
    Northwestern Corp., 7.875s, 2007                                        118               105,863
    Progress Energy Inc., 5.85s, 2008                                       522               521,379
                                                                                          -----------
                                                                                          $ 1,100,756
-----------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.6%
    AT&T Corp., 6.5s, 2029                                              $   161           $   111,090
    Sprint Capital Corp., 6s, 2007                                          436               366,079
    Verizon New York Inc., 6.875s, 2012                                     349               352,720
                                                                                          -----------
                                                                                          $   829,889
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $40,156,551
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 18.2%
  Bulgaria - 0.2%
    Republic of Bulgaria, 7.5s, 2013                                  EUR   127           $   119,069
-----------------------------------------------------------------------------------------------------
  Canada - 2.3%
    Abitibi Consolidated Inc., 8.55s, 2010 (Forest &
      Paper Products)                                                   $   125           $   129,365
    Abitibi Consolidated Inc., 8.85s, 2030 (Forest &
      Paper Products)                                                       512               499,784
    Government of Canada, 5.5s, 2009                                  CAD   775               518,380
                                                                                          -----------
                                                                                            1,147,529
-----------------------------------------------------------------------------------------------------
  Denmark - 1.0%
    Unikredit Realkred, 6s, 2022 (RMBS - Single Family)               DKK 3,830           $   503,397
-----------------------------------------------------------------------------------------------------
  Germany - 9.5%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)                    $   360           $   383,400
    Federal Republic of Germany, 6.75s, 2004                                 85                88,125
    Federal Republic of Germany, 4.75s, 2008                                355               343,785
    Federal Republic of Germany, 4.5s, 2009                           EUR 2,402             2,325,414
    Federal Republic of Germany, 5.25s, 2010                              1,010             1,017,553
    Federal Republic of Germany, 5.375s, 2010                               531               541,565
    Federal Republic of Germany, 6.25s, 2030                                 86                96,216
                                                                                          -----------
                                                                                          $ 4,796,058
-----------------------------------------------------------------------------------------------------
  Italy - 0.2%
    Republic of Italy, 3.25s, 2004                                    EUR   117       $       113,998
-----------------------------------------------------------------------------------------------------
  Mexico - 1.4%
    Pemex Project Funding Master Trust, 9.125s, 2010                    $   368           $   380,902
    United Mexican States, 11.5s, 2026                                      237               298,857
                                                                                          -----------
                                                                                          $   679,759
-----------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit Cos.)##         $   300           $   308,703
-----------------------------------------------------------------------------------------------------
  Russia - 0.1%
    Government of Russia, 3s, 2006                                      $    70           $    54,860
-----------------------------------------------------------------------------------------------------
  Singapore - 0.6%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##     $   208           $   217,959
    Flextronics International Ltd., 9.875s, 2010 (Electronics)              100               104,500
                                                                                          -----------
                                                                                          $   322,459
-----------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)                   $   144           $   168,831
-----------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    British Sky Broadcasting Group, 7.3s, 2006 (Telecommunications)     $   444           $   431,900
    United Kingdom Treasury, 5.75s, 2009                              GBP   346               549,753
                                                                                          -----------
                                                                                          $   981,653
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 9,196,316
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $48,925,355)                                                $49,352,867
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 14.4%
-----------------------------------------------------------------------------------------------------
    Falcon Asset Securitization 1.78, due 7/15/02                       $ 2,014           $ 2,012,606
    Federal National Mortgage Assn. 1.68, due 7/15/02                     5,290             5,286,544
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $    7,299,150
-----------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.1%
-----------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/30/02, due 7/01/02, total to
      be received $2,061,000 (secured by various U.S.
      Treasury obligations), at Cost                                    $ 2,061           $ 2,061,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $58,285,505)                                          $58,713,017

Other Assets, Less Liabilities - (16.3)%                                                   (8,228,400)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $50,484,617
-----------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

           AUD = Australian Dollars                   EUR = Euro
           CAD = Canadian Dollars                     GBP = British Pounds
           DKK = Danish Kroner                        SEK = Swedish Kroner

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $58,285,505)              $58,713,017
  Cash                                                                   15,789
  Net receivable for forward foreign currency exchange contracts
    not subject to master netting agreements                             38,507
  Net receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                  1,278
  Receivable for series shares sold                                     114,179
  Receivable for investments sold                                     5,526,213
  Interest receivable                                                   727,894
  Other assets                                                              249
                                                                    -----------
      Total assets                                                  $65,137,126
                                                                    -----------
Liabilities:
  Payable for series shares reacquired                              $   127,156
  Payable for investments purchased                                  14,312,968
  Net payable for forward foreign currency exchange contracts
    not subject to master netting agreements                            203,385
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                                  5,001
  Payable to affiliates -
    Management fee                                                        3,094
    Administrative fee                                                       72
  Accrued expenses and other liabilities                                    833
                                                                    -----------
      Total liabilities                                             $14,652,509
                                                                    -----------
Net assets                                                          $50,484,617
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $51,380,108
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        272,115
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (2,409,847)
  Accumulated undistributed net investment income                     1,242,241
                                                                    -----------
      Total                                                         $50,484,617
                                                                    ===========
Shares of beneficial interest outstanding                            5,087,813
                                                                     =========
Class IC shares:
  Net asset value per share
    (net assets of $49,360,347 / 4,973,781 shares of beneficial
    interest outstanding)                                              $9.92
                                                                       =====
Class SC shares:
  Net asset value per share
    (net assets of $1,124,270 / 114,032 shares of beneficial
    interest outstanding)                                              $9.86
                                                                       =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 1,390,766
                                                                    -----------
  Expenses -
    Management fee                                                  $   181,124
    Administrative fee                                                    4,226
    Trustees' compensation                                                  563
    Shareholder servicing agent fee                                       8,451
    Distribution fee (Service Class)                                        572
    Custodian fee                                                        14,600
    Printing                                                             12,045
    Auditing fees                                                        13,050
    Legal fees                                                            1,907
    Miscellaneous                                                           374
                                                                    -----------
      Total expenses                                                $   236,912
    Reduction of expenses by investment adviser                         (18,991)
                                                                    -----------
      Net expenses                                                  $   217,921
                                                                    -----------
        Net investment income                                       $ 1,172,845
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(1,017,902)
    Written option transactions                                          84,935
    Foreign currency transactions                                      (362,490)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(1,295,457)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 1,279,043
    Written options                                                     (27,443)
    Futures contracts                                                       381
    Translation of assets and liabilities in foreign currencies         (66,746)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $ 1,185,235
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $  (110,222)
                                                                    -----------
          Increase in net assets from operations                    $ 1,062,623
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                 YEAR ENDED
                                                                JUNE 30, 2002          DECEMBER 31, 2001
                                                                  (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $ 1,172,845                $ 2,463,766
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (1,295,457)                   302,229
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            1,185,235                   (456,270)
                                                                  -----------                -----------
      Increase in net assets from operations                      $ 1,062,623                $ 2,309,725
                                                                  -----------                -----------
Distributions declared to shareholders -
  From net investment income (Initial class)                      $(1,786,880)               $(1,866,743)
  From net investment income (Service class)                          (20,014)                    (2,322)
                                                                  -----------                -----------
      Total distributions declared to shareholders                $(1,806,894)               $(1,869,065)
                                                                  -----------                -----------
Net increase (decrease) in net assets from series share
  transactions                                                    $ 3,406,020                $(3,410,166)
                                                                  -----------                -----------
      Total increase (decrease) in net assets                     $ 2,661,749                $(2,969,506)
Net assets:
  At beginning of period                                           47,822,868                 50,792,374
                                                                  -----------                -----------
  At end of period (including accumulated undistributed net
    investment income of $1,242,241 and $1,876,290,
    respectively)                                                 $50,484,617                $47,822,868
                                                                  ===========                ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                               SIX MONTHS ENDED        ----------------------------------------------------------------------
                                  JUNE 30, 2002             2001            2000            1999           1998          1997
                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                           INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $10.09           $10.01          $10.03          $10.88         $10.21        $10.58
                                         ------           ------          ------          ------         ------        ------
Income from investment operations# -
  Net investment income(S)(S)            $ 0.24           $ 0.50          $ 0.61          $ 0.54         $ 0.53        $ 0.61
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (0.03)           (0.04)          (0.15)          (0.80)          0.27         (0.73)
                                         ------           ------          ------          ------         ------        ------
      Total from investment
        operations                       $ 0.21           $ 0.46          $ 0.46          $(0.26)         $0.80        $(0.12)
                                         ------           ------          ------          ------         ------        ------
Less distributions declared to shareholders -
  From net investment income             $(0.38)          $(0.38)         $(0.48)         $(0.59)        $(0.13)       $(0.17)
  From net realized gain on
    investments and foreign
    currency transactions                  --               --              --              --             --           (0.08)
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --               --              --              --             --           (0.00)+++
                                         ------           ------          ------          ------         ------        ------
      Total distributions declared
        to shareholders                  $(0.38)          $(0.38)         $(0.48)         $(0.59)        $(0.13)       $(0.25)
                                         ------           ------          ------          ------         ------        ------
Net asset value - end of period          $ 9.92           $10.09          $10.01          $10.03         $10.88        $10.21
                                         ======           ======          ======          ======         ======        ======
Total return                               2.12%++          4.75%           4.90%          (2.50)%         7.90%        (1.13)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                               0.90%+           0.92%           0.96%           1.01%          1.01%         1.00%
  Net investment income(S)(S)              4.84%+           4.99%           6.21%           5.19%          5.11%         5.96%
Portfolio turnover                          108%             171%             93%            128%           270%          335%
Net assets at end of period (000
  Omitted)                              $49,360          $47,484         $50,782         $45,061        $45,966       $38,058

  (S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays a fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)      $ 0.24           $ 0.48          $ 0.60          $ 0.54         $ 0.52        $ 0.59
        Ratios (to average net assets):
          Expenses##                       0.98%+           1.12%           1.09%           1.05%          1.11%         1.15%
          Net investment income(S)(S)      4.76%+           4.79%           6.08%           5.15%          5.01%         5.81%
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $(0.01).
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by $0.02, and increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                 YEAR ENDED               PERIOD ENDED
                                                       JUNE 30, 2002          DECEMBER 31, 2001         DECEMBER 31, 2000*
                                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                SERVICE CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $10.03                     $ 9.97                     $ 9.47
                                                              ------                     ------                     ------
Income from investment operations# -
  Net investment income(S)(S)                                 $ 0.19                     $ 0.45                     $ 0.32
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                        0.02                      (0.01)                      0.18+++
                                                              ------                     ------                     ------
      Total from investment operations                        $ 0.21                     $ 0.44                     $ 0.50
                                                              ------                     ------                     ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.38)                    $(0.38)                    $ --
                                                              ------                     ------                     ------
Net asset value - end of period                               $ 9.86                     $10.03                     $ 9.97
                                                              ======                     ======                     ======
Total return                                                    2.08%++                    4.56%                      5.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.14%+                     1.12%                      1.12%+
  Net investment income(S)(S)                                   4.26%+                     4.64%                      6.57%+
Portfolio turnover                                               108%                       171%                        93%
Net assets at end of period (000 Omitted)                     $1,124                       $339                        $10

  (S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                          $  0.19                    $  0.43                    $  0.31
        Ratios (to average net assets):
          Expenses##                                            1.22%+                     1.32%                      1.25%+
          Net investment income(S)(S)                           4.18%+                     4.44%                      6.44%+
     * For the period from the inception of Service Class share operations, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by $0.02, and increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.17%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Income Series (formerly MFS Global Governments Series) (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2002, there were 40 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                      DECEMBER 31, 2001       DECEMBER 31, 2000
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                          $1,869,065              $2,222,862
                                             ----------              ----------

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                 Undistributed ordinary income    $1,806,844
                 Capital loss carryforward          (963,629)
                 Unrealized loss                    (994,435)

At December 31, 2001, the series, for federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                    EXPIRATION DATE
                    --------------------------------------
                    December 31, 2007             $177,749
                    December 31, 2008              785,880
                                                  --------
                        Total                     $963,629
                                                  ========

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The fund (trust, series) in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2002, aggregate unreimbursed expenses amounted to $543,051.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series.

The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the six months, period ended June 30, 2002 were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES
-------------------------------------------------------------------------------
U.S. government securities                         $31,385,295      $36,721,927
                                                   -----------      -----------
Investments (non-U.S. government securities)       $21,400,712      $14,065,218
                                                   -----------      -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $58,166,201
                                                                  -----------
Gross unrealized appreciation                                     $   970,078
Gross unrealized depreciation                                        (423,262)
                                                                  -----------
    Net unrealized appreciation                                   $   546,816
                                                                  ===========

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                    SIX MONTHS ENDED JUNE 30, 2002        YEAR ENDED DECEMBER 31, 2001
                                 ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           1,229,257       $ 12,343,770        2,943,129       $ 29,602,192
Shares issued to shareholders
  in reinvestment of distributions      181,778          1,786,878          191,446          1,866,601
Shares reacquired                    (1,144,971)       (11,519,193)      (3,502,162)       (35,203,707)
                                     ----------       ------------       ----------       ------------
    Net increase (decrease)             266,064       $  2,611,455         (367,587)      $ (3,734,914)
                                     ==========       ============       ==========       ============

Service Class shares
                                    SIX MONTHS ENDED JUNE 30, 2002        YEAR ENDED DECEMBER 31, 2001
                                 ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                              88,285       $    874,731           43,963       $    437,516
Shares issued to shareholders
  in
  reinvestment of distributions           2,048             20,006              238              2,314
Shares reacquired                       (10,092)          (100,172)         (11,430)          (115,082)
                                     ----------       ------------       ----------       ------------
    Net increase                         80,241       $    794,565           32,771       $    324,748
                                     ==========       ============       ==========       ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months, June 30, 2002, was $245. The series had no borrowings during the period.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                               NUMBER OF              PREMIUMS
                                               CONTRACTS              RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of period                       2             $ 106,810
Options terminated in closing transactions            (2)             (106,810)
                                                     ---             ---------
Outstanding, end of period                            --             $   --
                                                     ===             =========

At June 30, 2002, the series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                                 NET UNREALIZED
                                                          CONTRACTS TO                            CONTRACTS        APPRECIATION
                             SETTLEMENT DATE           DELIVER/RECEIVE     IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Sales                                9/17/02          AUD      922,846          $  521,445       $  515,586           $   5,859
                                     9/17/02          DKK    1,752,645             222,335          231,680              (9,345)
                                     9/17/02          EUR    3,886,803           3,664,866        3,817,061            (152,195)
                                     9/17/02          GBP      385,000             559,020          584,005             (24,985)
                                     9/17/02          SEK    1,815,594             185,119          196,000             (10,881)
                                                                                ----------       ----------           ---------
                                                                                $5,152,785       $5,344,332           $(191,547)
                                                                                ==========       ==========           =========
Purchases                            9/17/02          AUD      941,810          $  532,160       $  526,181           $  (5,979)
                                     9/17/02          DKK    1,752,645             222,335          231,680               9,345
                                     9/17/02          EUR      528,150             506,251          518,673              12,422
                                     9/17/02          SEK    1,815,594             185,119          196,000              10,881
                                                                                ----------       ----------           ---------
                                                                                $1,445,865       $1,472,534           $  26,669
                                                                                ==========       ==========           =========

At June 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $5,001 with Deutsche Bank and a net receivable with Merrill Lynch of $1,278.

At June 30, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to January 1, 2001, the series did not amortize premium nor accrete market discount on debt securities.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $87,520, decrease net unrealized depreciation by $3,217, and increase net realized losses by $90,787. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                 VWG-3 8/02 16M